UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2025

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Greenwich Street New York, New York	10286
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 495-1784

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BK	New York Stock Exchange
6.244% Fixed-to-Floating Rate Normal Preferred Capital Securities of Mellon Capital IV (fully and unconditionally guaranteed by The Bank of New York Mellon Corporation)	BK/P	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01.	OTHER EVENTS.

On March 3, 2025, The Bank of New York Mellon Corporation (the “Company”) announced the launch of a proposed public offering (the “Offering”) of depositary shares, each representing a 1/100th interest in a share of its new series of Series J Non-Cumulative Perpetual Preferred Stock (the “Depositary Shares”). The Offering is subject to pricing, which has not yet occurred. If the Offering is priced and proceeds to closing, the Company intends to use the net proceeds from the sale of the Depositary Shares for general corporate purposes, which may include, but is not limited to, the redemption of some or all of our Series G Non-Cumulative Perpetual Preferred Stock, $100,000 liquidation preference per share (the “Series G Preferred Stock”), on the dividend payment date in September 2025.

The pricing of the Offering and whether a redemption of the Series G Preferred Stock will occur, is subject to market conditions and other considerations. There is no assurance that the Offering will price and close or that the Company will decide to redeem the Series G Preferred Stock, or, if it does, the amount to be redeemed and the timing of the redemption. This Current Report on Form 8-K does not constitute a notice of redemption with respect to the Series G Preferred Stock. If the Company decides to redeem the Series G Preferred Stock, it intends to announce its decision by press release and an appropriate notice of redemption during the applicable notice window.

The Offering is described in the Company’s preliminary prospectus supplement dated March 3, 2025, filed with the Securities and Exchange Commission today.

This Current Report on Form 8-K does not constitute an offer to sell the Depositary Shares.

Cautionary Note on Forward-Looking Statements

The information contained in this Current Report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements, which may be expressed in a variety of ways, including the use of future or present tense language, relate to, among other things, the Company’s expectations regarding the completion of, and the use of proceeds from, the Offering, including the redemption of the Series G Preferred Stock. These statements are based upon the Company’s current beliefs and expectations and are subject to significant risks and uncertainties (some of which are beyond the Company’s control). Actual outcomes may differ materially from those expressed or implied as a result of risks and uncertainties, including, but not limited to, the risk factors and other uncertainties set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. All statements in this Current Report on Form 8-K speak only as of the date of this filing, and the Company undertakes no obligation to update the information to reflect events or circumstances that arise after that date or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: March 3, 2025	By:	/s/ Jean Weng
	Name:	Jean Weng
	Title:	Secretary

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